UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 15, 2008
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of Incorporation or organization)	1-31398 (Commission File Number)	75-2811855 (IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas (Address of Principal Executive Offices)	79706 (Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 15, 2008, the Compensation Committee of the Board of Directors of Natural Gas Services Group, Inc. (the “Company”) approved an increase in the annual base salary of Stephen C. Taylor, Chairman of the Board, President and Chief Executive Officer. Effective January 15, 2008, Mr. Taylor’s base salary was increased from $210,000 to $275,000 per year. The increase was made by the Compensation Committee in connection with its annual review of Mr. Taylor’s salary.
     In addition to the salary increase, the Compensation Committee also granted to Mr. Taylor a stock option to purchase 40,000 shares of common stock. The option was granted under the Company’s 1998 Stock Option Plan and is an “incentive stock option” within the meaning of the Internal Revenue Code of 1986.
     The option has an exercise price of $20.06 per share, the closing price of the Company’s common stock on the date of grant.
     The option granted to Mr. Taylor is exercisable in three annual installments, commencing on January 15, 2009, as follows:

Vesting Date	Number of Shares

January 15, 2009	13,333

January 15, 2010	13,333

January 15, 2011	13,334
     The option expires ten years from the grant date.
     The purchase price of shares as to which the option is exercised must be paid in full at the time of exercise either in cash or by delivering to the Company, shares of stock having a fair market value equal to the purchase price, or a combination of cash and stock.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
     The Exhibits listed below are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman of the Board, President and Chief Executive Officer

Dated: January 21, 2008

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